UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2004

                             Oneida Financial Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Federal                      000-25101                  16-1561678
 ---------------------------        ---------------            --------------
(State or other jurisdiction       (SEC File Number)          (I.R.S. Employer
     of incorporation)                                       Identification No.)


                  182 Main Street, Oneida, New York 13421-1676
                  --------------------------------------------
                    (Address of principal executive offices)
                     --------------------------------------

       Registrant's telephone number, including area code: (315) 363-2000


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 1.   Changes in Control of Registrant
          --------------------------------

          Not Applicable

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          Not applicable.

Item 3.   Bankruptcy or Receivership
          --------------------------

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

          Not applicable.

Item 5.   Other Events
          ------------

          On June 8, 2004, the Registrant announced the commencement of a stock repurchase program. Under the repurchase program, the Registrant may purchase 250,000 shares, or approximately 3.3% of the shares held by its public shareholders. The Registrant is the majority owned subsidiary of Oneida Financial MHC. For further information, see the Registrant's press release attached as Exhibit 99.1 to this current report on Form 8-K.


Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          Not Applicable.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) No financial statements of businesses acquired are required.

          (b) No pro forma financial information is required.

          (c) Attached as an exhibit is Oneida Financial Corp's (the "Company") news release announcing a stock repurchase program.

Item 8.   Change in Fiscal Year
          ---------------------

          Not applicable.


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Item 9.   Regulation FD Disclosure - Information provided pursuant to Item 12
          -------------------------------------------------------------------

          Not applicable

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     Oneida Financial Corp.


DATE: June 8, 2004                              By:  /s/ Michael R. Kallet
                                                     ---------------------
                                                         Michael R. Kallet
                                                         President and Chief
                                                         Executive Officer

                                  EXHIBIT INDEX
                                  -------------

99.1      News release dated June 8, 2004 announcing stock repurchase program.